                              EXHIBIT 1

                 STATEMENT PURSUANT TO RULE 13d-1(f)
                 -----------------------------------

         The undersigned parties hereto, Edward J. Shoen, Mark V. Shoen, James P. Shoen, The AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Trust, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Edward J. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Mark V. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by James P. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Paul F. Shoen, and Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Sophia M. Shoen, hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock or other voting stock of AMERCO beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such Schedule 13D, thereby incorporating the same into such Schedule 13D.

                                       THE AMERCO EMPLOYEE SAVINGS,
                                       PROFIT SHARING and EMPLOYEE
                                       STOCK OWNERSHIP TRUST

/s/ Edward J. Shoen
- -------------------
EDWARD J. SHOEN                        By:/s/ Lloyd T. Dyer
                                          -----------------
Date:  June 20, 1995                      Lloyd T. Dyer
                                          Trustee
                                          Date:  June 20, 1995

/s/ Mark V. Shoen
- -----------------
MARK V. SHOEN                          By:/s/ Arthur M. Smith, Jr.
                                          ------------------------
Date:  June 20, 1995                      Arthur M. Smith, Jr.
                                          Trustee
                                          Date:  June 20, 1995

/s/ James P. Shoen
- ------------------
JAMES P. SHOEN                         By:/s/ Theodore J. Day
                                          -------------------
Date:  June 20, 1995                      Theodore J. Day
                                          Trustee
                                          Date:  June 20, 1995

OXFORD LIFE INSURANCE                OXFORD LIFE INSURANCE
COMPANY, Trustee under that          COMPANY, Trustee under that
certain Irrevocable Trust            certain Irrevocable Trust
dated December 20, 1982              dated December 20, 1982
(Sophia M. Shoen, grantor)           (James P. Shoen, grantor)



By: /s/ Mark A. Haydukovich          By: /s/ Mark A. Haydukovich
    -----------------------              -----------------------
    MARK A. HAYDUKOVICH                  MARK A. HAYDUKOVICH
Its Vice President                   Its Vice President
Date:  June 20, 1995                 Date:  June 20, 1995



OXFORD LIFE INSURANCE                OXFORD LIFE INSURANCE
COMPANY, Trustee under that          COMPANY, Trustee, under that
certain Irrevocable Trust            certain Irrevocable Trust
dated December 20, 1982              dated December 20, 1982
(Mark V. Shoen, grantor)             (Paul F. Shoen, grantor)



By: /s/ Mark A. Haydukovich          By: /s/ Mark A. Haydukovich
    -----------------------              -----------------------
    MARK A. HAYDUKOVICH                  MARK A. HAYDUKOVICH
Its Vice President                   Its Vice President
Date:  June 20, 1995                 Date:  June 20, 1995



OXFORD LIFE INSURANCE
COMPANY, Trustee under that
certain Irrevocable Trust
dated December 20, 1982
(Edward J. Shoen, grantor)


By: /s/ Mark A. Haydukovich
    -----------------------
    MARK A. HAYDUKOVICH
Its Vice President
Date:  June 20, 1995